Exhibit 99.2

First Quarter 2009
Statistical Supplement

www.unum.com

Unum Group
Statistical Supplement First Quarter 2009

TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006

Financial Results

Premium Income	$1,872.8	$1,950.5	$7,783.3	$7,901.1	$7,948.2

Segment Operating Revenue	$2,513.5	$2,609.1	$10,448.2	$10,585.1	$10,533.1
Net Realized Investment Gain (Loss)	(64.6)	(68.5)	(465.9)	(65.2)	2.2
Revenue	$2,448.9	$2,540.6	$9,982.3	$10,519.9	$10,535.3

Income from Continuing Operations	$164.9	$163.1	$553.2	$672.4	$403.6
Income from Discontinued Operations, net of tax	-	-	-	6.9	7.4
Net Income	$164.9	$163.1	$553.2	$679.3	$411.0

Assets	$49,179.5	$52,069.2	$49,417.4	$52,701.9	$52,977.8

Stockholders' Equity	$6,422.6	$7,638.4	$6,397.9	$8,039.9	$7,718.8

2007
•	Full year 2007 results include a claim reassessment charge of $53.0 million before tax, or $34.5 million after tax.

•	Full year 2007 results include costs related to early retirement of debt of $58.8 million before tax, or $38.3 million after tax.

2006
•	Full year 2006 results include claim reassessment charges of $411.4 million before tax, or $267.4 million after tax.

•	Full year 2006 results include costs related to early retirement of debt of $25.8 million before tax, or $16.9 million after tax.

•	Full year 2006 results include broker compensation settlement expenses of $18.5 million before tax, or $12.7 million after tax.

•
Full year 2006 results include income of $2.6 million before tax, or $3.9 million after tax, attributable to the receipt of interest and tax refunds on prior year tax items in excess of what was previously provided.

•
Full year 2006 results include an income tax benefit of approximately $91.9 million primarily as the result of group relief benefits obtained from the use of net operating losses in a foreign jurisdiction in which our businesses operate.

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006

Per Common Share Information

Assuming Dilution:
Income from Continuing Operations	$0.50	$0.46	$1.62	$1.89	$1.21
Income from Discontinued Operations, net of tax	-	-	-	0.02	0.02
Net Income	$0.50	$0.46	$1.62	$1.91	$1.23

Basic:
Income from Continuing Operations	$0.50	$0.47	$1.62	$1.90	$1.25
Income from Discontinued Operations, net of tax	-	-	-	0.02	0.02
Net Income	$0.50	$0.47	$1.62	$1.92	$1.27

Dividends Paid	$0.075	$0.075	$0.300	$0.300	$0.300

Book Value	$19.39	$22.06	$19.32	$22.28	$22.53

Price (UNM closing price on last trading day of period)	$12.50	$22.01	$18.60	$23.79	$20.78

1.1

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Revenue
Premium Income	$1,872.8	$1,950.5	$7,783.3	$7,901.1	$7,948.2
Net Investment Income	573.7	591.4	2,389.0	2,409.9	2,320.6
Net Realized Investment Gain (Loss)	(64.6)	(68.5)	(465.9)	(65.2)	2.2
Other Income	67.0	67.2	275.9	274.1	264.3
Total Revenue	2,448.9	2,540.6	9,982.3	10,519.9	10,535.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,575.7	1,656.9	6,626.4	6,988.2	7,577.2
Commissions	216.2	218.9	853.3	841.1	819.0
Interest and Debt Expense - Non-recourse Debt	6.6	12.2	39.3	15.8	1.3
Interest and Debt Expense - All Other Debt	26.0	31.7	117.0	167.3	190.5
Cost Related to Early Retirement of Debt	-	-	0.4	58.8	25.8
Deferral of Acquisition Costs	(153.6)	(145.6)	(590.9)	(556.3)	(528.2)
Amortization of Deferred Acquisition Costs	131.8	130.0	519.1	480.4	478.6
Other Expenses	395.6	391.8	1,593.7	1,527.4	1,505.7
Total Benefits and Expenses	2,198.3	2,295.9	9,158.3	9,522.7	10,069.9

Income from Continuing Operations Before
Income Taxes	250.6	244.7	824.0	997.2	465.4

Income Taxes	85.7	81.6	270.8	324.8	61.8

Income from Continuing Operations	164.9	163.1	553.2	672.4	403.6

Income from Discontinued Operations, net of tax	-	-	-	6.9	7.4

Net Income	$164.9	$163.1	$553.2	$679.3	$411.0

Average Number of Shares Outstanding
Basic	330,804,808	350,719,560	341,022,792	352,969,131	324,654,923
Dilutive Securities:
Purchase Contracts	-	-	-	1,672,949	8,153,001
Options and Other Nonvested Stock Awards	159,706	746,261	537,505	1,134,373	1,553,820
Assuming Dilution	330,964,514	351,465,821	341,560,297	355,776,453	334,361,744

Actual Number of Shares Outstanding	331,207,527	346,293,186	331,120,345	360,893,475	342,627,521

Unum Group Sales Data

	Three Months Ended			Year Ended
	3/31/2009	3/31/2008	% Change	12/31/2008	12/31/2007	12/31/2006

Unum US Segment

Fully Insured Products	$180.3	$173.7	3.8%	$701.5	$631.0	$671.8
Administrative Services Only (ASO) Products	0.7	1.2	(41.7)	7.2	7.2	13.7

Total Unum US Segment	181.0	174.9	3.5	708.7	638.2	685.5

Unum UK Segment	19.6	18.7	4.8	99.5	105.4	101.1

Colonial Life Segment	67.6	67.7	(0.1)	340.2	334.9	315.1

Individual Disability - Closed Block Segment	0.4	0.5	(20.0)	2.4	3.0	4.4

Total Sales	$268.6	$261.8	2.6	$1,150.8	$1,081.5	$1,106.1

Unum Group Sales Data for Unum US Segment

	Three Months Ended				Year Ended
	3/31/2009	3/31/2008	% Change		12/31/2008	12/31/2007	12/31/2006
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$31.7	$36.1	(12.2	) %	$190.3	$177.7	$208.5
Group Short-term Disability	15.9	13.4	18.7		71.5	64.7	74.1
Group Life	31.8	27.1	17.3		165.4	134.0	149.8
AD&D	2.9	2.9	-		17.2	13.8	13.7
Subtotal	82.3	79.5	3.5		444.4	390.2	446.1
Supplemental and Voluntary
Individual Disability - Recently Issued	15.7	16.5	(4.8)		57.9	59.7	55.4
Group Long-term Care	7.0	8.8	(20.5)		32.2	32.8	25.1
Individual Long-term Care	1.5	2.7	(44.4)		8.4	9.9	11.0
Voluntary Benefits	73.8	66.2	11.5		158.6	138.4	134.2
Subtotal	98.0	94.2	4.0		257.1	240.8	225.7

Total Fully Insured Products	180.3	173.7	3.8		701.5	631.0	671.8

ASO Products	0.7	1.2	(41.7)		7.2	7.2	13.7

Total Sales	$181.0	$174.9	3.5		$708.7	$638.2	$685.5

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$56.1	$48.3	16.1%		$297.2	$240.3	$238.9
Large Case Market	26.2	31.2	(16.0)		147.2	149.9	207.2
Subtotal	82.3	79.5	3.5		444.4	390.2	446.1

Supplemental and Voluntary	98.0	94.2	4.0		257.1	240.8	225.7

Total Fully Insured Products	180.3	173.7	3.8		701.5	631.0	671.8

ASO Products	0.7	1.2	(41.7)		7.2	7.2	13.7

Total Sales	$181.0	$174.9	3.5		$708.7	$638.2	$685.5

3.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
	3/31/2009	3/31/2008	% Change	12/31/2008	12/31/2007	12/31/2006

Group Long-term Disability	$16.3	$14.8	10.1%	$72.7	$84.4	$79.1
Group Life	2.1	2.1	-	19.6	13.2	16.5
Individual Disability	1.2	1.8	(33.3)	7.2	7.8	5.5

Total Sales	$19.6	$18.7	4.8	$99.5	$105.4	$101.1

(in millions of pounds)

Group Long-term Disability	£11.3	£7.4	52.7%	£39.7	£42.1	£42.1
Group Life	1.5	1.1	36.4	10.9	6.6	9.0
Individual Disability	0.8	0.9	(11.1)	3.9	3.9	3.0

Total Sales	£13.6	£9.4	44.7	£54.5	£52.6	£54.1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2009	3/31/2008	% Change	12/31/2008	12/31/2007	12/31/2006

Accident, Sickness, and Disability	$44.4	$43.9	1.1%	$222.1	$211.3	$194.4
Life	13.0	13.5	(3.7)	64.0	66.7	66.6
Cancer and Critical Illness	10.2	10.3	(1.0)	54.1	56.9	54.1

Total Sales	$67.6	$67.7	(0.1)	$340.2	$334.9	$315.1

3.2

Unum Group Consolidated Balance Sheets

	March 31,	December 31,
	2009	2008	2007
Assets
Investments
Fixed Maturity Securities	$32,417.3	$32,134.1	$35,814.7
Mortgage Loans	1,307.0	1,274.8	1,068.9
Policy Loans	2,732.2	2,753.8	2,617.7
Other Long-term Investments	458.1	520.1	232.1
Short-term Investments	683.7	1,183.1	1,486.8
Total Investments	37,598.3	37,865.9	41,220.2

Cash and Bank Deposits	50.1	49.9	199.1
Accounts and Premiums Receivable	1,769.9	1,784.8	1,914.7
Reinsurance Recoverable	4,942.5	4,974.2	5,160.0
Accrued Investment Income	629.1	605.6	592.3
Deferred Acquisition Costs	2,493.3	2,472.4	2,381.9
Goodwill	200.3	200.5	204.3
Property and Equipment	417.1	409.4	393.7
Deferred Income Tax	472.1	438.8	-
Other Assets	597.9	605.4	615.5
Separate Account Assets	8.9	10.5	20.2
Total Assets	$49,179.5	$49,417.4	$52,701.9

Liabilities
Policy and Contract Benefits	$1,705.6	$1,769.5	$1,979.7
Reserves for Future Policy and Contract Benefits	34,520.6	34,581.5	35,828.0
Unearned Premiums	471.8	463.9	523.1
Other Policyholders' Funds	1,676.8	1,675.6	1,821.2
Income Tax Payable	180.8	115.5	400.3
Short-term Debt	206.9	190.5	175.0
Long-term Debt - Non-recourse	838.5	843.2	912.5
Long-term Debt - All Other	1,416.2	1,416.2	1,602.7
Other Liabilities	1,730.8	1,953.1	1,399.3
Separate Account Liabilities	8.9	10.5	20.2
Total Liabilities	42,756.9	43,019.5	44,662.0

Stockholders' Equity
Common Stock	36.3	36.3	36.3
Additional Paid-in Capital	2,553.5	2,546.9	2,516.9
Accumulated Other Comprehensive Income (Loss)	(1,080.0)	(958.2)	463.5
Retained Earnings	5,667.0	5,527.1	5,077.4
Treasury Stock	(754.2)	(754.2)	(54.2)
Total Stockholders' Equity	6,422.6	6,397.9	8,039.9

Total Liabilities and Stockholders' Equity	$49,179.5	$49,417.4	$52,701.9

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated

Balances at December 31, 2006	$2,205.2	$165.1	$612.8	$2,983.1
Cumulative Effect of SOP 05-1	(589.8)	(88.3)	-	(678.1)
Capitalized	304.2	41.2	210.9	556.3
Amortized	(277.1)	(49.4)	(153.9)	(480.4)
Foreign Currency and Other	-	1.0	-	1.0
Balances at December 31, 2007	1,642.5	69.6	669.8	2,381.9
Capitalized	329.7	37.4	223.8	590.9
Amortized	(320.3)	(32.4)	(166.4)	(519.1)
Foreign Currency and Other	9.9	(19.9)	28.7	18.7
Balances at December 31, 2008	1,661.8	54.7	755.9	2,472.4
Capitalized	90.2	6.1	57.3	153.6
Amortized	(78.8)	(7.1)	(45.9)	(131.8)
Foreign Currency and Other	(1.5)	(1.2)	1.8	(0.9)
Balances at March 31, 2009	$1,671.7	$52.5	$769.1	$2,493.3

4.1

Unum Group Balance Sheets by Segment - March 31, 2009

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Individual Disability - Closed Block	Corporate and Other	Consolidated

Assets
Investments	$9,204.3	$2,009.3	$6,815.0	$18,028.6	$2,367.9	$1,605.0	$10,940.0	$4,656.8	$37,598.3
Deferred Acquisition Costs	127.2	86.0	1,458.5	1,671.7	52.5	769.1	-	-	2,493.3
Goodwill	2.5	-	187.5	190.0	10.3	-	-	-	200.3
All Other	428.2	148.3	11.7	588.2	139.8	128.1	3,171.2	4,860.3	8,887.6
Total Assets	$9,762.2	$2,243.6	$8,472.7	$20,478.5	$2,570.5	$2,502.2	$14,111.2	$9,517.1	$49,179.5

Liabilities
Reserves and Policyholder Benefits	$8,068.8	$1,431.2	$6,036.9	$15,536.9	$1,939.3	$1,551.3	$11,994.2	$7,353.1	$38,374.8
Debt	126.0	12.8	12.2	151.0	-	23.7	738.5	1,548.4	2,461.6
All Other	21.7	7.9	211.7	241.3	61.6	32.9	360.3	1,224.4	1,920.5
Total Liabilities	8,216.5	1,451.9	6,260.8	15,929.2	2,000.9	1,607.9	13,093.0	10,125.9	42,756.9

Other Allocated Stockholders' Equity	1,710.7	824.3	2,228.3	4,763.3	488.1	961.7	1,182.7	(488.0)	6,907.8
Unrealized Gain/Loss on Securities	(165.0)	(32.6)	(16.4)	(214.0)	81.5	(67.4)	(164.5)	(120.8)	(485.2)
Total Allocated Stockholders' Equity	1,545.7	791.7	2,211.9	4,549.3	569.6	894.3	1,018.2	(608.8)	6,422.6
Total Liabilities and Allocated Stockholders' Equity	$9,762.2	$2,243.6	$8,472.7	$20,478.5	$2,570.5	$2,502.2	$14,111.2	$9,517.1	$49,179.5

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

Unum Group Balance Sheets by Segment - December 31, 2008

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Individual Disability - Closed Block	Corporate and Other	Consolidated

Assets
Investments	$9,227.2	$2,011.9	$6,782.6	$18,021.7	$2,568.5	$1,570.5	$11,112.4	$4,592.8	$37,865.9
Deferred Acquisition Costs	128.3	85.7	1,447.8	1,661.8	54.7	755.9	-	-	2,472.4
Goodwill	2.5	-	187.5	190.0	10.5	-	-	-	200.5
All Other	460.5	120.6	(13.7)	567.4	231.7	120.5	3,240.6	4,718.4	8,878.6
Total Assets	$9,818.5	$2,218.2	$8,404.2	$20,440.9	$2,865.4	$2,446.9	$14,353.0	$9,311.2	$49,417.4

Liabilities
Reserves and Policyholder Benefits	$8,013.4	$1,435.8	$5,851.4	$15,300.6	$2,052.0	$1,537.2	$12,179.5	$7,421.2	$38,490.5
Debt	102.5	-	-	102.5	-	-	799.1	1,548.3	2,449.9
All Other	31.7	9.8	284.4	325.9	77.6	35.7	387.3	1,252.6	2,079.1
Total Liabilities	8,147.6	1,445.6	6,135.8	15,729.0	2,129.6	1,572.9	13,365.9	10,222.1	43,019.5

Other Allocated Stockholders' Equity	1,785.7	806.1	2,174.9	4,766.7	668.0	937.7	1,205.4	(805.8)	6,772.0
Unrealized Gain/Loss on Securities	(114.8)	(33.5)	93.5	(54.8)	67.8	(63.7)	(218.3)	(105.1)	(374.1)
Total Allocated Stockholders' Equity	1,670.9	772.6	2,268.4	4,711.9	735.8	874.0	987.1	(910.9)	6,397.9

Total Liabilities and Allocated Stockholders' Equity	$9,818.5	$2,218.2	$8,404.2	$20,440.9	$2,865.4	$2,446.9	$14,353.0	$9,311.2	$49,417.4

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes.  This formula is modified periodically to recognize changes in the views of capital requirements.

4.3

Unum Group Financial Results by Segment

	Three Months Ended				Year Ended
	3/31/2009	3/31/2008	% Change		12/31/2008	12/31/2007	% Change

Premium Income
Unum US	$1,226.3	$1,230.4	(0.3	) %	$4,963.0	$5,014.0	(1.0	) %
Unum UK	163.0	240.6	(32.3)		889.3	968.3	(8.2)
Colonial Life	253.4	240.4	5.4		977.3	907.2	7.7
Individual Disability - Closed Block	229.6	238.4	(3.7)		952.3	1,009.9	(5.7)
Corporate and Other	0.5	0.7	(28.6)		1.4	1.7	(17.6)
	1,872.8	1,950.5	(4.0)		7,783.3	7,901.1	(1.5)

Net Investment Income
Unum US	291.3	276.0	5.5		1,136.4	1,114.0	2.0
Unum UK	26.9	42.5	(36.7)		181.9	187.4	(2.9)
Colonial Life	27.6	25.9	6.6		105.7	99.9	5.8
Individual Disability - Closed Block	186.4	190.9	(2.4)		767.5	827.6	(7.3)
Corporate and Other	41.5	56.1	(26.0)		197.5	181.0	9.1
	573.7	591.4	(3.0)		2,389.0	2,409.9	(0.9)

Other Income
Unum US	31.6	32.6	(3.1)		132.7	135.6	(2.1)
Unum UK	0.6	0.2	200.0		2.0	3.1	(35.5)
Colonial Life	0.1	0.1	-		0.4	0.9	(55.6)
Individual Disability - Closed Block	26.9	24.1	11.6		98.6	103.7	(4.9)
Corporate and Other	7.8	10.2	(23.5)		42.2	30.8	37.0
	67.0	67.2	(0.3)		275.9	274.1	0.7

Total Operating Revenue
Unum US	1,549.2	1,539.0	0.7		6,232.1	6,263.6	(0.5)
Unum UK	190.5	283.3	(32.8)		1,073.2	1,158.8	(7.4)
Colonial Life	281.1	266.4	5.5		1,083.4	1,008.0	7.5
Individual Disability - Closed Block	442.9	453.4	(2.3)		1,818.4	1,941.2	(6.3)
Corporate and Other	49.8	67.0	(25.7)		241.1	213.5	12.9
	2,513.5	2,609.1	(3.7)		10,448.2	10,585.1	(1.3)

Unum Group Financial Results by Segment

	Three Months Ended				Year Ended
	3/31/2009	3/31/2008	% Change		12/31/2008	12/31/2007	% Change

Benefits and Expenses
Unum US	$1,365.6	$1,380.7	(1.1	) %	$5,548.0	$5,721.5	(3.0	) %
Unum UK	128.2	199.0	(35.6)		749.2	833.0	(10.1)
Colonial Life	210.2	199.0	5.6		815.3	762.2	7.0
Individual Disability - Closed Block	431.6	450.5	(4.2)		1,790.7	1,831.7	(2.2)
Corporate and Other	62.7	66.7	(6.0)		255.1	374.3	(31.8)
	2,198.3	2,295.9	(4.3)		9,158.3	9,522.7	(3.8)

Income (Loss) from Continuing Operations Before Income Taxes and Net Realized Investment Gain (Loss)
Unum US	183.6	158.3	16.0		684.1	542.1	26.2
Unum UK	62.3	84.3	(26.1)		324.0	325.8	(0.6)
Colonial Life	70.9	67.4	5.2		268.1	245.8	9.1
Individual Disability - Closed Block	11.3	2.9	289.7		27.7	109.5	(74.7)
Corporate and Other	(12.9)	0.3	N.M.		(14.0)	(160.8)	91.3
	315.2	313.2	0.6		1,289.9	1,062.4	21.4

Income Taxes	108.5	105.4	2.9		432.6	346.8	24.7

Income from Continuing Operations Before Net Realized Investment Loss	206.7	207.8	(0.5)		857.3	715.6	19.8

Net Realized Investment Loss	(64.6)	(68.5)	5.7		(465.9)	(65.2)	N.M.

Tax Benefit on Net Realized Investment Loss	(22.8)	(23.8)	4.2		(161.8)	(22.0)	N.M.

Income from Discontinued Operations, net of tax	-	-	-		-	6.9	(100.0)

Net Income	$164.9	$163.1	1.1		$553.2	$679.3	(18.6)

5.1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07

Premium Income
Unum US	$1,226.3	$1,246.6	$1,239.1	$1,246.9	$1,230.4	$1,248.1	$1,255.3	$1,265.7	$1,244.9
Unum UK	163.0	182.3	224.7	241.7	240.6	251.4	247.6	247.0	222.3
Colonial Life	253.4	249.1	245.2	242.6	240.4	232.0	227.0	224.8	223.4
Individual Disability - Closed Block	229.6	239.2	237.5	237.2	238.4	252.2	256.0	249.4	252.3
Corporate and Other	0.5	0.5	-	0.2	0.7	0.2	0.6	(0.2)	1.1
	1,872.8	1,917.7	1,946.5	1,968.6	1,950.5	1,983.9	1,986.5	1,986.7	1,944.0

Net Investment Income
Unum US	291.3	289.6	284.3	286.5	276.0	279.1	278.5	282.7	273.7
Unum UK	26.9	42.1	45.8	51.5	42.5	54.0	44.0	46.3	43.1
Colonial Life	27.6	26.9	26.5	26.4	25.9	25.6	25.0	24.9	24.4
Individual Disability - Closed Block	186.4	188.9	189.3	198.4	190.9	206.0	213.6	203.4	204.6
Corporate and Other	41.5	42.3	48.8	50.3	56.1	54.7	42.1	40.5	43.7
	573.7	589.8	594.7	613.1	591.4	619.4	603.2	597.8	589.5

Other Income
Unum US	31.6	33.2	33.5	33.4	32.6	33.6	32.8	34.6	34.6
Unum UK	0.6	0.7	0.9	0.2	0.2	0.4	0.7	0.3	1.7
Colonial Life	0.1	0.1	0.1	0.1	0.1	-	0.3	0.3	0.3
Individual Disability - Closed Block	26.9	25.3	23.8	25.4	24.1	25.1	27.5	25.8	25.3
Corporate and Other	7.8	14.6	9.0	8.4	10.2	6.9	5.3	9.7	8.9
	67.0	73.9	67.3	67.5	67.2	66.0	66.6	70.7	70.8

Total Operating Revenue
Unum US	1,549.2	1,569.4	1,556.9	1,566.8	1,539.0	1,560.8	1,566.6	1,583.0	1,553.2
Unum UK	190.5	225.1	271.4	293.4	283.3	305.8	292.3	293.6	267.1
Colonial Life	281.1	276.1	271.8	269.1	266.4	257.6	252.3	250.0	248.1
Individual Disability - Closed Block	442.9	453.4	450.6	461.0	453.4	483.3	497.1	478.6	482.2
Corporate and Other	49.8	57.4	57.8	58.9	67.0	61.8	48.0	50.0	53.7
	2,513.5	2,581.4	2,608.5	2,649.2	2,609.1	2,669.3	2,656.3	2,655.2	2,604.3

Unum Group Quarterly Historical Financial Results by Segment

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Benefits and Expenses
Unum US	$1,365.6	$1,386.8	$1,385.3	$1,395.2	$1,380.7	$1,399.9	$1,408.8	$1,496.5	$1,416.3
Unum UK	128.2	170.5	178.9	200.8	199.0	224.1	194.7	219.5	194.7
Colonial Life	210.2	209.8	205.6	200.9	199.0	198.8	189.8	185.1	188.5
Individual Disability - Closed Block	431.6	446.3	448.1	445.8	450.5	468.3	467.7	436.0	459.7
Corporate and Other	62.7	57.8	65.0	65.6	66.7	127.0	70.2	95.6	81.5
	2,198.3	2,271.2	2,282.9	2,308.3	2,295.9	2,418.1	2,331.2	2,432.7	2,340.7

Income (Loss) from Continuing Operations Before Income Taxes and Net Realized Investment Gain (Loss)
Unum US	183.6	182.6	171.6	171.6	158.3	160.9	157.8	86.5	136.9
Unum UK	62.3	54.6	92.5	92.6	84.3	81.7	97.6	74.1	72.4
Colonial Life	70.9	66.3	66.2	68.2	67.4	58.8	62.5	64.9	59.6
Individual Disability - Closed Block	11.3	7.1	2.5	15.2	2.9	15.0	29.4	42.6	22.5
Corporate and Other	(12.9)	(0.4)	(7.2)	(6.7)	0.3	(65.2)	(22.2)	(45.6)	(27.8)
	315.2	310.2	325.6	340.9	313.2	251.2	325.1	222.5	263.6
Income Taxes	108.5	100.8	108.7	117.7	105.4	74.2	108.1	75.5	89.0

Income from Continuing Operations Before Net Realized Investment Gain (Loss)	206.7	209.4	216.9	223.2	207.8	177.0	217.0	147.0	174.6
Net Realized Investment Gain (Loss)	(64.6)	(257.7)	(165.8)	26.1	(68.5)	(25.8)	(46.1)	10.4	(3.7)
Tax Expense (Benefit) on Net Realized Investment Gain(Loss)	(22.8)	(90.1)	(56.9)	9.0	(23.8)	(9.3)	(16.1)	3.9	(0.5)
Income from Discontinued Operations, net of tax	-	-	-	-	-	-	-	-	6.9
Net Income	$164.9	$41.8	$108.0	$240.3	$163.1	$160.5	$187.0	$153.5	$178.3

Per Common Share - Assuming Dilution

Income from Continuing Operations	$0.50	$0.13	$0.32	$0.69	$0.46	$0.44	$0.52	$0.43	$0.49
Income from Discontinued Operations, net of tax	-	-	-	-	-	-	-	-	0.02
Net Income	$0.50	$0.13	$0.32	$0.69	$0.46	$0.44	$0.52	$0.43	$0.51

6.1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income	$1,226.3	$1,230.4	$4,963.0	$5,014.0	$5,196.0
Net Investment Income	291.3	276.0	1,136.4	1,114.0	1,057.5
Other Income	31.6	32.6	132.7	135.6	108.5
Total Operating Revenue	1,549.2	1,539.0	6,232.1	6,263.6	6,362.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	972.6	989.9	3,998.4	4,246.4	4,752.1
Commissions	135.8	132.2	518.6	501.5	505.2
Interest and Debt Expense - Non-recourse Debt	0.8	1.3	4.2	7.5	1.3
Deferral of Acquisition Costs	(90.2)	(81.1)	(329.7)	(304.2)	(306.2)
Amortization of Deferred Acquisition Costs	78.8	81.7	320.3	277.1	302.2
Other Expenses	267.8	256.7	1,036.2	993.2	1,018.7
Total Benefits and Expenses	1,365.6	1,380.7	5,548.0	5,721.5	6,273.3

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$183.6	$158.3	$684.1	$542.1	$88.7

Operating Ratios
Benefit Ratio	79.3%	80.5%	80.6%	84.7%	91.5%
Other Expense Ratio	21.8%	20.9%	20.9%	19.8%	19.6%
Before-tax Profit Margin	15.0%	12.9%	13.8%	10.8%	1.7%

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$183.6	$158.3	$684.1	$542.1	$88.7
Settlement Agreements Claim Reassessment - Reserve Charge	-	-	-	(76.5)	(349.2)
Settlement Agreements Claim Reassessment - Other Expense Charge	-	-	-	10.3	(15.0)
Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$183.6	$158.3	$684.1	$608.3	$452.9

Operating Ratios, as Adjusted
Benefit Ratio	79.3%	80.5%	80.6%	83.2%	84.7%
Other Expense Ratio	21.8%	20.9%	20.9%	20.0%	19.3%
Before-tax Profit Margin	15.0%	12.9%	13.8%	12.1%	8.7%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income
Group Long-term Disability	$438.1	$459.4	$1,838.5	$1,895.7	$1,953.3
Group Short-term Disability	107.6	109.0	435.1	485.6	530.2
Total Premium Income	545.7	568.4	2,273.6	2,381.3	2,483.5
Net Investment Income	156.5	156.8	631.3	648.7	638.5
Other Income	23.4	24.4	100.2	100.1	82.3
Total Operating Revenue	725.6	749.6	3,005.1	3,130.1	3,204.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	480.4	517.4	2,043.9	2,277.4	2,702.5
Commissions	42.1	42.8	165.9	167.7	175.8
Interest and Debt Expense - Non-recourse Debt	0.8	1.3	4.2	7.5	1.3
Deferral of Acquisition Costs	(15.8)	(14.4)	(59.4)	(60.4)	(64.5)
Amortization of Deferred Acquisition Costs	16.9	19.4	76.7	66.2	86.4
Other Expenses	143.5	143.0	572.4	561.6	588.7
Total Benefits and Expenses	667.9	709.5	2,803.7	3,020.0	3,490.2

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$57.7	$40.1	$201.4	$110.1	$(285.9)

Operating Ratios
Benefit Ratio	88.0%	91.0%	89.9%	95.6%	108.8%
Other Expense Ratio	26.3%	25.2%	25.2%	23.6%	23.7%
Before-tax Profit (Loss) Margin	10.6%	7.1%	8.9%	4.6%	(11.5)%

Premium Persistency:
Group Long-term Disability	87.3%	87.6%	87.8%	85.1%	87.8%
Group Short-term Disability	88.5%	82.4%	82.1%	74.0%	85.6%

Case Persistency:
Group Long-term Disability	87.3%	88.8%	89.2%	88.4%	87.4%
Group Short-term Disability	86.4%	87.3%	88.2%	87.4%	86.2%

7.1

Unum Group Financial Results for Unum US Group Disability - Continued

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$57.7	$40.1	$201.4	$110.1	$(285.9)
Settlement Agreements Claim Reassessment -
Reserve Charge	-	-	-	(76.5)	(349.2)
Settlement Agreements Claim Reassessment -
Other Expense Charge	-	-	-	10.3	(15.0)
Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$57.7	$40.1	$201.4	$176.3	$78.3

Operating Ratios, as Adjusted
Benefit Ratio	88.0%	91.0%	89.9%	92.4%	94.8%
Other Expense Ratio	26.3%	25.2%	25.2%	24.0%	23.1%
Before-tax Profit Margin	10.6%	7.1%	8.9%	7.4%	3.2%

7.2

Unum Group Financial Results for Unum US Group Life and Accidental Death and Dismemberment

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income
Group Life	$262.2	$261.4	$1,062.8	$1,107.4	$1,248.1
Accidental Death & Dismemberment	25.8	31.0	127.6	131.0	151.6
Total Premium Income	288.0	292.4	1,190.4	1,238.4	1,399.7
Net Investment Income	31.0	31.3	126.0	134.9	141.3
Other Income	0.5	0.5	2.3	2.4	-
Total Operating Revenue	319.5	324.2	1,318.7	1,375.7	1,541.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	201.1	199.3	827.6	901.6	1,067.3
Commissions	21.4	21.6	85.4	88.7	90.1
Deferral of Acquisition Costs	(11.9)	(9.6)	(40.3)	(36.1)	(37.7)
Amortization of Deferred Acquisition Costs	11.6	13.7	55.0	39.4	65.0
Other Expenses	49.0	43.8	180.1	164.9	178.3
Total Benefits and Expenses	271.2	268.8	1,107.8	1,158.5	1,363.0

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$48.3	$55.4	$210.9	$217.2	$178.0

Operating Ratios
Benefit Ratio	69.8%	68.2%	69.5%	72.8%	76.3%
Other Expense Ratio	17.0%	15.0%	15.1%	13.3%	12.7%
Before-tax Profit Margin	16.8%	18.9%	17.7%	17.5%	12.7%

Premium Persistency:
Group Life	86.2%	84.3%	83.8%	78.8%	81.2%
Accidental Death & Dismemberment	87.7%	86.3%	86.4%	80.8%	82.8%

Case Persistency:
Group Life	87.5%	87.7%	89.1%	87.7%	86.9%
Accidental Death & Dismemberment	87.4%	88.3%	89.2%	88.0%	87.0%

7.3

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$119.9	$118.2	$471.5	$456.7	$438.5
Long-term Care	148.0	141.3	580.7	532.9	492.4
Voluntary Benefits	124.7	110.1	446.8	404.7	381.9
Total Premium Income	392.6	369.6	1,499.0	1,394.3	1,312.8
Net Investment Income	103.8	87.9	379.1	330.4	277.7
Other Income	7.7	7.7	30.2	33.1	26.2
Total Operating Revenue	504.1	465.2	1,908.3	1,757.8	1,616.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	291.1	273.2	1,126.9	1,067.4	982.3
Commissions	72.3	67.8	267.3	245.1	239.3
Deferral of Acquisition Costs	(62.5)	(57.1)	(230.0)	(207.7)	(204.0)
Amortization of Deferred Acquisition Costs	50.3	48.6	188.6	171.5	150.8
Other Expenses	75.3	69.9	283.7	266.7	251.7
Total Benefits and Expenses	426.5	402.4	1,636.5	1,543.0	1,420.1

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$77.6	$62.8	$271.8	$214.8	$196.6

Operating Ratios
Benefit Ratios
Individual Disability - Recently Issued	52.2%	52.6%	53.3%	56.7%	58.0%
Long-term Care	107.4%	104.3%	106.1%	106.0%	99.2%
Voluntary Benefits	55.8%	57.8%	58.0%	60.1%	62.7%
Other Expense Ratio	19.2%	18.9%	18.9%	19.1%	19.2%
Before-tax Profit Margin	19.8%	17.0%	18.1%	15.4%	15.0%

Interest Adjusted Loss Ratios
Individual Disability - Recently Issued	34.3%	35.7%	35.9%	40.0%	42.8%
Long-term Care	74.2%	74.7%	75.5%	77.7%	73.1%

Premium Persistency:
Individual Disability - Recently Issued	90.4%	90.7%	90.7%	90.6%	90.5%
Long-term Care	95.0%	95.2%	95.5%	95.4%	95.3%
Voluntary Benefits	79.9%	80.1%	80.4%	79.4%	80.9%

7.4

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income
Group Long-term Disability	$123.8	$185.0	$675.9	$752.6	$638.9
Group Life	31.5	45.5	174.6	177.4	171.0
Individual Disability	7.7	10.1	38.8	38.3	32.9
Total Premium Income	163.0	240.6	889.3	968.3	842.8
Net Investment Income	26.9	42.5	181.9	187.4	170.1
Other Income	0.6	0.2	2.0	3.1	0.1
Total Operating Revenue	190.5	283.3	1,073.2	1,158.8	1,013.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	86.8	137.8	511.4	574.3	553.5
Commissions	10.6	17.1	59.0	67.0	49.7
Deferral of Acquisition Costs	(6.1)	(8.6)	(37.4)	(41.2)	(34.4)
Amortization of Deferred Acquisition Costs	7.1	7.4	32.4	49.4	32.0
Other Expenses	29.8	45.3	183.8	183.5	158.9
Total Benefits and Expenses	128.2	199.0	749.2	833.0	759.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$62.3	$84.3	$324.0	$325.8	$253.3

Operating Ratios
Benefit Ratio	53.3%	57.3%	57.5%	59.3%	65.7%
Other Expense Ratio	18.3%	18.8%	20.7%	19.0%	18.9%
Before-tax Profit Margin	38.2%	35.0%	36.4%	33.6%	30.1%

Premium Persistency:
Group Long-term Disability	90.8%	84.5%	87.4%	88.0%	90.4%
Group Life	74.5%	84.3%	74.9%	70.5%	69.1%
Individual Disability	86.7%	90.6%	87.6%	89.4%	88.2%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds)	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income
Group Long-term Disability	£86.2	£93.5	£364.4	£375.9	£346.3
Group Life	21.9	23.0	93.3	88.5	92.4
Individual Disability	5.4	5.1	20.9	19.1	17.8
Total Premium Income	113.5	121.6	478.6	483.5	456.5
Net Investment Income	18.7	21.5	98.5	93.5	92.1
Other Income	0.4	0.1	1.2	1.6	-
Total Operating Revenue	132.6	143.2	578.3	578.6	548.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	60.4	69.7	275.8	286.8	300.2
Commissions	7.3	8.6	31.9	33.5	27.0
Deferral of Acquisition Costs	(4.2)	(4.4)	(20.1)	(20.6)	(18.7)
Amortization of Deferred Acquisition Costs	4.9	3.8	17.9	24.7	17.1
Other Expenses	20.9	22.9	99.6	91.6	86.1
Total Benefits and Expenses	89.3	100.6	405.1	416.0	411.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	£43.3	£42.6	£173.2	£162.6	£136.9

Weighted Average Pound/Dollar Exchange Rate	1.439	1.980	1.871	2.004	1.851

8.1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$156.8	$149.5	$606.9	$566.6	$533.3
Life	41.2	38.5	157.4	143.5	130.5
Cancer and Critical Illness	55.4	52.4	213.0	197.1	178.3
Total Premium Income	253.4	240.4	977.3	907.2	842.1
Net Investment Income	27.6	25.9	105.7	99.9	93.6
Other Income	0.1	0.1	0.4	0.9	1.1
Total Operating Revenue	281.1	266.4	1,083.4	1,008.0	936.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	117.3	113.5	464.0	437.8	441.4
Commissions	54.3	53.1	211.8	201.6	184.9
Deferral of Acquisition Costs	(57.3)	(55.9)	(223.8)	(210.9)	(187.6)
Amortization of Deferred Acquisition Costs	45.9	40.9	166.4	153.9	144.4
Other Expenses	50.0	47.4	196.9	179.8	155.0
Total Benefits and Expenses	210.2	199.0	815.3	762.2	738.1

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$70.9	$67.4	$268.1	$245.8	$198.7

Operating Ratios
Benefit Ratio	46.3%	47.2%	47.5%	48.3%	52.4%
Other Expense Ratio	19.7%	19.7%	20.1%	19.8%	18.4%
Before-tax Profit Margin	28.0%	28.0%	27.4%	27.1%	23.6%

Premium Persistency:
Accident, Sickness, and Disability	74.1%	76.0%	75.8%	75.9%	74.9%
Life	84.9%	84.5%	84.7%	83.8%	84.2%
Cancer and Critical Illness	83.4%	83.8%	84.0%	84.1%	82.3%

Unum Group Financial Results for Individual Disability - Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income	$229.6	$238.4	$952.3	$1,009.9	$1,062.8
Net Investment Income	186.4	190.9	767.5	827.6	828.7
Other Income	26.9	24.1	98.6	103.7	105.1
Total Operating Revenue	442.9	453.4	1,818.4	1,941.2	1,996.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	376.2	387.5	1,544.8	1,614.5	1,709.7
Commissions	15.3	16.1	62.7	69.1	76.2
Interest and Debt Expense - Non-recourse Debt	5.8	10.9	35.1	8.3	-
Other Expenses	34.3	36.0	148.1	139.8	139.4
Total Benefits and Expenses	431.6	450.5	1,790.7	1,831.7	1,925.3

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$11.3	$2.9	$27.7	$109.5	$71.3

Operating Ratios
Interest Adjusted Loss Ratio	81.2%	82.4%	82.2%	84.1%	90.5%
Premium Persistency	93.7%	94.1%	93.8%	94.3%	94.4%

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$11.3	$2.9	$27.7	$109.5	$71.3
Settlement Agreements Claim Reassessment - Reserve Charge	-	-	-	10.7	(47.2)
Settlement Agreements Claim Reassessment - Other Expense Charge	-	-	-	2.5	-
Operating Income Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$11.3	$2.9	$27.7	$96.3	$118.5

Interest Adjusted Loss Ratio, as Adjusted	81.2%	82.4%	82.2%	85.2%	86.1%

Unum Group Financial Results for Corporate and Other Segment

	Three Months Ended		Year Ended
	3/31/2009	3/31/2008	12/31/2008	12/31/2007	12/31/2006
Operating Revenue
Premium Income	$0.5	$0.7	$1.4	$1.7	$4.5
Net Investment Income	41.5	56.1	197.5	181.0	170.7
Other Income	7.8	10.2	42.2	30.8	49.5
Total Operating Revenue	49.8	67.0	241.1	213.5	224.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	22.8	28.2	107.8	115.2	120.5
Commissions	0.2	0.4	1.2	1.9	3.0
Interest and Debt Expense	26.0	31.7	117.0	167.3	190.5
Cost Related to Early Retirement of Debt	-	-	0.4	58.8	25.8
Other Expenses	13.7	6.4	28.7	31.1	33.7
Total Benefits and Expenses	62.7	66.7	255.1	374.3	373.5

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$(12.9)	$0.3	$(14.0)	$(160.8)	$(148.8)

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses, as Reported	$(12.9)	$0.3	$(14.0)	$(160.8)	$(148.8)
Broker Compensation Settlement	-	-	-	-	(18.5)
Interest on Federal Income Tax Refund	-	-	-	-	2.6
Cost Related to Early Retirement of Debt	-	-	-	(58.8)	(25.8)
Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses, as Adjusted	$(12.9)	$0.3	$(14.0)	$(102.0)	$(107.1)

Unum Group Reserves

	March 31, 2009
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,781.1	$575.6	34.4%	$8,356.7	$78.7	$8,278.0
Group Life and Accidental Death & Dismemberment	72.3	0.6	729.0	165.5	3.7	966.8	2.3	964.5
Individual Disability - Recently Issued	495.2	3.9	906.8	90.7	4.1	1,492.7	85.1	1,407.6
Long-term Care	3,025.6	23.5	309.2	35.6	1.4	3,370.4	49.3	3,321.1
Voluntary Benefits	944.3	7.3	21.3	39.2	0.2	1,004.8	20.0	984.8
Unum US Segment	4,537.4	35.3	9,747.4	906.6	43.8	15,191.4	235.4	14,956.0

Unum UK Segment	23.5	0.2	1,846.5	175.8	8.3	2,045.8	98.7	1,947.1

Colonial Life Segment	1,186.2	9.2	236.6	95.8	1.4	1,518.6	29.3	1,489.3

Individual Disability - Closed Block Segment	1,510.0	11.8	10,241.4	343.1	43.5	12,094.5	1,453.5	10,641.0

Corporate and Other Segment	5,596.5	43.5	473.9	261.0	3.0	6,331.4	4,830.0	1,501.4

Subtotal, Excluding Unrealized Adjustment	$12,853.6	100.0%	$22,545.8	$1,782.3	100.0%	37,181.7	6,646.9	30,534.8

Unrealized Adjustment to Reserves for Unrealized Investment Losses						(955.5)	(45.3)	(910.2)

Consolidated						$36,226.2	$6,601.6	$29,624.6

The decrease in the Unum US Segment IBNR from December 31, 2008 is due to a slight decline in insured lives in the group disability and group life and accidental death and dismemberment lines of business.

The increase in Unum US Segment Policy Reserves from December 31, 2008 is due to growth in the active life reserves for the Unum US long-term care line of business.

Unum Group Reserves

	December 31, 2008
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,799.1	$583.1	34.3%	$8,382.2	$81.1	$8,301.1
Group Life and Accidental Death & Dismemberment	72.9	0.6	750.1	170.3	3.8	993.3	0.9	992.4
Individual Disability - Recently Issued	493.6	3.9	882.5	90.3	4.0	1,466.4	84.1	1,382.3
Long-term Care	2,915.3	22.9	295.9	35.2	1.3	3,246.4	48.9	3,197.5
Voluntary Benefits	925.5	7.2	21.1	37.0	0.2	983.6	19.1	964.5
Unum US Segment	4,407.3	34.6	9,748.7	915.9	43.6	15,071.9	234.1	14,837.8

Unum UK Segment	22.6	0.2	1,887.6	181.5	8.5	2,091.7	102.7	1,989.0

Colonial Life Segment	1,172.2	9.2	237.0	97.3	1.4	1,506.5	31.1	1,475.4

Individual Disability - Closed Block Segment	1,527.6	12.0	10,239.9	350.3	43.4	12,117.8	1,456.6	10,661.2

Corporate and Other Segment	5,605.4	44.0	490.7	270.1	3.1	6,366.2	4,853.8	1,512.4

Subtotal, Excluding Unrealized Adjustment	$12,735.1	100.0%	$22,603.9	$1,815.1	100.0%	37,154.1	6,678.3	30,475.8

Unrealized Adjustment to Reserves for Unrealized Investment Losses						(803.1)	(31.9)	(771.2)

Consolidated						$36,351.0	$6,646.4	$29,704.6

12.1

Unum Group Investment Fact Sheet at March 31, 2009

Bonds (Fair Value)	3/31/2009		Selected Statistics	3/31/09	12/31/08

Public (1)	$20,574.6	63.6%	Portfolio Yield (2)	6.74%	6.72%
Asset-Backed Securities	307.4	1.0	Average Duration	7.32	7.47
Residential Mortgage-Backed Securities	3,653.9	11.3	Average Credit Quality	A	A
Commercial Mortgage-Backed Securities	4.1	-
Private Placements	3,375.5	10.4
High Yield	1,810.1	5.6
Government Securities	2,498.0	7.7
Municipal Securities	136.1	0.4
Total	$32,359.7	100.0%

Quality Ratings of Bonds	Book Value	Fair Value	Schedule BA and Non-Current

Aaa	18.5%	21.1%	Total Non-Current Investments	$37.6	$11.8
Aa	6.8	7.1	Total Schedule BA Assets	$83.7	$88.3
A	28.0	29.0
Baa	39.5	37.2
Below Baa	7.2	5.6
Total	100.0%	100.0%

(1) Includes $17.9 million of collateralized debt obligations.
(2) Bond equivalent yield is a book value and duration weighted average of the yield on the fixed income securities in the portfolio.

Unum Group Investment Fact Sheet at March 31, 2009

Fixed Maturity Bonds - By Industry Classification - Unrealized Gain/Loss

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value of Bonds with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Bonds with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$1,769.0	$(337.1)	$1,378.9	$355.2	$390.1	$18.1
Canadian	249.0	54.5	-	-	249.0	54.5
Capital Goods	2,590.9	(337.5)	1,745.9	403.2	845.0	65.7
Communications	1,992.5	(185.2)	1,198.4	236.0	794.1	50.8
Consumer Cyclical	1,122.2	(308.4)	941.5	322.4	180.7	14.0
Consumer Non-Cyclical	4,465.5	(156.4)	2,565.2	281.9	1,900.3	125.5
Energy (Oil & Gas)	2,409.1	(167.0)	1,314.3	245.0	1,094.8	78.0
Financial Institutions	2,424.7	(722.7)	2,235.2	732.8	189.5	10.1
Mortgage/Asset-Backed	3,965.4	314.5	338.0	28.7	3,627.4	343.2
Sovereigns	968.1	55.5	303.7	8.7	664.4	64.2
Technology	636.8	(83.9)	441.9	99.6	194.9	15.7
Transportation	878.4	(30.4)	444.4	60.4	434.0	30.0
U.S. Government Agencies and Municipalities	1,815.3	82.5	748.9	82.3	1,066.4	164.8
Utilities	7,072.8	(656.6)	4,981.8	782.7	2,091.0	126.1
Total	$32,359.7	$(2,478.2)	$18,638.1	$3,638.9	$13,721.6	$1,160.7

Fixed Maturity Bonds - Financial Institutions Classification - Unrealized Gain/Loss

Associations	$12.0	$(0.2)	$12.0	$0.2	$-	$-
Banking	1,377.2	(487.6)	1,284.8	493.1	92.4	5.5
Bond Funds	17.8	-	-	-	17.8	-
Brokerage	133.2	(21.8)	115.4	22.5	17.8	0.7
Finance Non-Captive	55.8	(9.5)	55.8	9.5	-	-
Finance Captive	148.7	(23.3)	128.3	23.4	20.4	0.1
Insurance	575.0	(164.9)	557.1	166.6	17.9	1.7
Other Financial Institutions	51.9	(1.2)	28.7	3.3	23.2	2.1
Real Estate Management Services	53.1	(14.2)	53.1	14.2	-	-
Total	$2,424.7	$(722.7)	$2,235.2	$732.8	$189.5	$10.1

Gross Unrealized Loss on Fixed Maturity Bonds By Length of Time in Unrealized Loss Position

	Investment-Grade		Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss
Less than 91 days	$2,228.2	$99.3	$33.3	$0.7
91 through 180 days	1,549.0	109.8	169.6	41.6
181 through 270 days	2,644.3	351.1	241.1	54.7
271 days to 1 year	2,216.0	295.5	294.5	77.5
Greater than 1 year	8,389.7	2,062.0	872.4	546.7
Total	$17,027.2	$2,917.7	$1,610.9	$721.2

13.1

Unum Group Investment Fact Sheet at March 31, 2009

Asset and Mortgage-Backed Securities Portfolio

	Book Value	Fair Value		% of Total Bond Fair Value	Average Rating

Asset-Backed Securities
Credit Cards	$325.1	$302.0	7.6%	1.0%	AAA
Rate Reduction Bonds	4.7	4.9	0.2	-	AAA
Home Equity	1.3	0.5	-	-	A3
Collateralized Debt Obligations	-	-	-	-	-
Total	331.1	307.4	7.8	1.0	AAA

Residential Mortgage-Backed Securities
Agency CMOs	3,194.9	3,533.7	89.1	10.9	AAA
Agency Pass-throughs	96.0	100.2	2.5	0.3	AAA
Whole Loans	24.7	20.0	0.5	0.1	AAA
Alt-A	-	-	-	-	-
Subprime	-	-	-	-	-
Collateralized Debt Obligations	-	-	-	-	-
Total	3,315.6	3,653.9	92.1	11.3	AAA

Commercial Mortgage-Backed Securities	4.2	4.1	0.1	-	AA1

Total	$3,650.9	$3,965.4	100.0%	12.3%	AAA

13.2

Unum Group Statutory Capital and Surplus

				As of
				December 31,
	As of March 31, 2009			2008
	Capital and		Capital and	Capital and
	Surplus	AVR	Surplus + AVR	Surplus + AVR

Traditional U.S. Life Insurance Companies

Provident Life and Accident	$451.3	$63.0	$514.3	$496.0

Unum Life of America	1,396.8	116.1	1,512.9	1,484.5

Paul Revere Life (1)	389.8	12.8	402.6	367.3

Colonial Life & Accident	376.7	16.6	393.3	398.0

Provident Life and Casualty	125.1	4.1	129.2	125.3

First Unum Life	197.0	6.5	203.5	206.3

Paul Revere Variable (1)	97.7	0.3	98.0	94.9

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$97.9	$-	$97.9	$111.8

Northwind Reinsurance Company	1,171.6	1.9	1,173.5	1,190.4

UnumProvident International Ltd.	509.7	-	509.7	512.9

Unum Group Statutory Operating Results

	Three Months Ended March 31
	Net Gain (Loss) from		Net Realized Investment Gain (Loss)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2009	2008	2009	2008	2009	2008

Provident Life and Accident	$38.3	$22.8	$(6.7)	$(1.2)	$31.6	$21.6
Unum Life of America	87.0	60.2	(21.5)	(21.5)	65.5	38.7
Paul Revere Life	46.3	29.1	(24.7)	2.9	21.6	32.0
Colonial Life & Accident	25.5	21.7	(0.5)	-	25.0	21.7
Provident Life and Casualty	4.0	7.7	(0.7)	-	3.3	7.7
First Unum Life	4.8	5.5	(10.9)	(3.0)	(6.1)	2.5
Paul Revere Variable	1.9	1.4	-	-	1.9	1.4
Total - Traditional U.S. Life Insurance Companies	$207.8	$148.4	$(65.0)	$(22.8)	$142.8	$125.6

Tailwind Reinsurance Company	$(11.5)	$6.2	$(0.2)	$-	$(11.7)	$6.2
Northwind Reinsurance Company	(7.2)	10.4	-	-	(7.2)	10.4
UnumProvident International Ltd.	(1.0)	(19.0)	(0.9)	(0.3)	(1.9)	(19.3)
Total - Special Purpose Reinsurance Vehicles	$(19.7)	$(2.4)	$(1.1)	$(0.3)	$(20.8)	$(2.7)

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws.  For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14.1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2009	2008	2007	2006

Reserve Balance from Prior Year End	$6,982.6	$6,904.6	$6,686.6	$5,192.8
Reinsurance Recapture	-	-	-	891.4
Other Adjustments to Beginning Balance (see Schedule H)	-	-	46.4	15.9
Reserve Balance January 1 (a)	6,982.6	6,904.6	6,733.0	6,100.1
Paid on Prior Year Claims	(386.4)	(397.2)	(437.4)	(395.9)
Interest Earned on Reserves	113.0	111.0	108.3	102.1
Incurred on Prior Year Claims	(103.0)	(33.7)	8.7	45.6
Reserve Charges Incurred for Settlement Agreements	-	-	-	68.4
Reserve Balance March 31	$6,606.2	$6,584.7	$6,412.6	$5,920.3

Reserve Balance March 31		$6,584.7	$6,412.6	$5,920.3
Paid on Prior Year Claims		(347.2)	(398.4)	(348.3)
Interest Earned on Reserves		105.8	104.5	99.3
Incurred on Prior Year Claims		(74.6)	2.1	51.4
Reserve Charges Incurred for Settlement Agreements		-	77.3	-
Reserve Balance June 30		$6,268.7	$6,198.1	$5,722.7

Reserve Balance June 30		$6,268.7	$6,198.1	$5,722.7
Paid on Prior Year Claims		(315.3)	(355.9)	(350.6)
Interest Earned on Reserves		102.6	94.6	97.6
Incurred on Prior Year Claims		(51.5)	(18.3)	(11.9)
Reserve Charges Incurred for Settlement Agreements		-	-	246.0
Reserve Balance September 30		$6,004.5	$5,918.5	$5,703.8

Reserve Balance September 30		$6,004.5	$5,918.5	$5,703.8
Paid on Prior Year Claims		(287.2)	(296.2)	(314.5)
Interest Earned on Reserves		99.1	89.5	94.5
Incurred on Prior Year Claims		(71.2)	4.9	2.7
Reserve Balance December 31 on Prior Year Claims		5,745.2	5,716.7	5,486.5
Reserve Balance December 31 on Current Year Claims		1,237.4	1,187.9	1,200.1
Reserve Balance December 31 on Total Claims Incurred (b)		$6,982.6	$6,904.6	$6,686.6

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14.2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2008	2007	2006

Paid on Prior Year Existing Claims - Full Year	$1,346.9	$1,487.9	$1,409.2
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(231.0)	$74.7	$402.1
Interest Earned on Reserves - Full Year	418.5	396.9	393.5
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$187.5	$471.6	$795.6
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Corporate and Other segment.

14.3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company’s performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income.  We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business.  Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company’s underlying business.  We also believe that the exclusion of certain other items specified and presented in the reconciliations on the segment financial results pages throughout this supplement enhances the understanding and comparability of our Company’s performance and the underlying fundamentals in our operations, but this exclusion is not an indication that similar items may not recur.

2009 Significant Transactions and Events

Financing

During the first three months of 2009, we made principal payments of $2.2 million and $2.5 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings, LLC and Tailwind Holdings, LLC, respectively.  We also purchased and retired $24.0 million of our 5.859% senior notes due May 2009.

2008 Significant Transactions and Events

Stock Repurchase Agreement

During 2007, our board of directors authorized the repurchase of up to $700.0 million of Unum Group’s common stock.  In January 2008, we repurchased approximately 14.0 million shares for $350.0 million, using an accelerated share repurchase agreement.  Under the terms of the repurchase agreement, we were to receive, or be required to pay, a price adjustment based on the volume weighted average price of our common stock during the term of the agreement.  Any price adjustment payable to us was to be settled in shares of our common stock.  Any price adjustment we would have been required to pay was to be settled, at our option, in either cash or common stock.  The final settlement occurred during the second quarter of 2008, and in total, we repurchased 15.4 million shares of our common stock under this agreement.

During August 2008, we repurchased approximately 12.5 million shares for $350.0 million, using an accelerated share repurchase agreement with terms similar to the earlier agreement.  The final settlement occurred during October 2008, with the price adjustment resulting in the delivery to us of approximately 2.0 million additional shares of our common stock, for a total repurchase of 14.5 million shares.

(continued on next page)

Financing

During 2008, we purchased and retired $17.8 million of our outstanding 5.859% notes and $175.0 million of our 5.997% senior notes.  We made principal payments of $59.3 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings and Tailwind Holdings, respectively.  We also purchased and retired $36.6 million of our 6.85% senior debentures due 2015.  The costs associated with this debt reduction decreased our 2008 income approximately $0.4 million before tax, or $0.3 million after tax.

2007 Significant Transactions and Events

Revised Claim Reassessment Reserve Estimate

In the second quarter of 2007, we increased our provision for the estimated cost of the claim reassessment process $53.0 million before tax and $34.5 million after tax based on changes in our emerging experience for the number of decisions being overturned and the average cost per reassessed claim.  The claim reassessment process was implemented as a result of the settlement agreements we entered into with various state insurance regulators in 2004 and 2005.

Disposition

During the first quarter of 2007, we closed the sale of our wholly-owned subsidiary GENEX Services, Inc. (GENEX).  Financial results for GENEX are reported as discontinued operations.  The after-tax gain recognized on the sale was $6.2 million.

Financing

The scheduled remarketing of the senior note element of the adjustable conversion-rate equity security units (units) issued in May 2004 occurred in February 2007, as stipulated by the terms of the original offering, and we reset the interest rate on $300.0 million of senior notes due May 15, 2009 to 5.859%.  We purchased $150.0 million of the senior notes in the remarketing which were subsequently retired.  The associated write-off of deferred debt costs decreased first quarter of 2007 income by $2.4 million before tax, or $1.6 million after tax.  In May 2007, we settled the purchase contract element of the units by issuing 17.7 million shares of common stock.  We received proceeds of approximately $300.0 million from the transaction.

During the second quarter of 2007, we purchased $34.5 million aggregate principal amount of our outstanding 6.85% notes due 2015.  The costs associated with this debt reduction decreased our second quarter 2007 income approximately $0.8 million before tax, or $0.6 million after tax.

In the fourth quarter of 2007, we purchased and retired $17.5 million of our outstanding 6.75% notes scheduled to mature in 2028.  Pursuant to a cash tender offer, we tendered $23.5 million aggregate principal amount of the 7.405% junior subordinated debt securities due 2038; $99.9 million aggregate principal amount of the 7.625% notes due 2011; $210.5 million aggregate principal amount of the 7.375% notes due 2032; and $66.1 million aggregate principal amount of the 6.75% notes due 2028.  We also called and retired all $150.0 million principal amount of our outstanding 7.25% notes scheduled to mature in 2032.  The costs associated with this debt reduction decreased our fourth quarter 2007 income approximately $55.6 million before tax, or $36.1 million after tax.

(continued on next page)
15.1

In October 2007, Northwind Holdings issued $800.0 million of senior secured notes in a private placement.  Interest on the notes is variable based upon the three month London Interbank Offered Rate (LIBOR) plus a margin.  None of Unum Group or any other affiliate of Northwind Holdings is an obligor or guarantor on the notes.

During 2007, we made principal payments of $17.5 million on our senior secured notes due 2036 which were issued by Tailwind Holdings.

Accounting Principle Changes

Effective January 1, 2007, we adopted Statement of Position 05-1 (SOP 05-1), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.  SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments.  The cumulative effect of applying the provisions of SOP 05-1 decreased our 2007 opening balance of retained earnings $445.2 million.

Effective January 1, 2007, we adopted Financial Accounting Standards Board Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (SFAS 109).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS 109.  Additionally, FIN 48 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The cumulative effect of applying the provisions of FIN 48 increased our 2007 opening balance of retained earnings $22.7 million.

2006 Significant Transactions and Events

Revised Claim Reassessment Reserve Estimate

In the first quarter of 2006, we completed an analysis of our assumptions related to the reserves we established for the claim reassessment process.  Our analysis was based on preliminary data as of the end of the first quarter of 2006, when actual results to date were considered credible enough to enable us to update our initial expectations of costs related to the reassessment process.  We concluded that a change in our initial assumptions, primarily related to the number of claimants for whom payments will continue because the claimant remains eligible for disability payments, was warranted.  We based our conclusion and our revised estimate on the information that existed at that time, which was the actual cost related to approximately 20 percent of the projected ultimate total number of claims expected to be reassessed.  The characteristics, profile, and cost of those initial 20 percent of claims were more statistically credible than the information on which we based the initial charges in 2004 and 2005.  Based on our analysis, in the first quarter of 2006 we recorded a charge of $86.0 million before tax, or $55.9 million after tax, to reflect our then current estimate of future obligations for benefit costs for claims reopened in the reassessment. The first quarter charge decreased before-tax operating results for our Unum US group disability line of business $72.8 million and our Individual Disability – Closed Block segment $13.2 million.

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In the third quarter of 2006 we increased our provision for the cost of the reassessment process $325.4 million before tax and $211.5 million after tax based on changes in our emerging experience for the number of decisions being overturned by the reassessment process and the average cost per reassessed claim.  The revised third quarter estimate was based on the cost of approximately 55 percent of the projected ultimate total number of claims expected to be reassessed.  The third quarter charge was comprised of $310.4 million to reflect our revised estimate of future obligations for benefit costs for claims reopened in the reassessment and $15.0 million for additional incremental direct claim reassessment operating expenses because of the additional time then estimated to complete the process. Our best estimate of $310.4 million for the reopened claims assumed that the nature and characteristics of the approximately 45 percent remaining claims estimated to be reassessed at that time would be similar to the average profile of the 55 percent already reviewed at that time.  The third quarter charge decreased before-tax operating results for our Unum US group disability line of business $291.4 million and our Individual Disability – Closed Block segment $34.0 million.

Broker Compensation Settlement

In June 2004, we received a subpoena from the Office of the New York Attorney General (NYAG) requesting documents and information relating to compensation arrangements between insurance brokers or intermediaries and our subsidiaries.  In November 2006, we entered into a settlement agreement with the NYAG in the form of an assurance of discontinuance that provided for a national restitution fund of $15.5 million, a fine of $1.9 million, and certain other expenses approximating $1.1 million.

Income Tax

In the fourth quarter of 2006, we recorded income of $2.6 million before tax and approximately $3.9 million after tax attributable to the receipt of interest and tax refunds on prior year tax items in excess of what was previously provided. Additionally, in the fourth quarter of 2006 we recognized an income tax benefit of approximately $91.9 million as the result of the reversal of tax liabilities related primarily to group relief benefits recognized from the use of net operating losses in a foreign jurisdiction in which our businesses operate.

Financing

In the second quarter of 2006, pursuant to a cash tender offer, we purchased $50.0 million of our outstanding 7.405% junior subordinated debt securities due 2038 and $250.0 million aggregate principal amount of our outstanding 7.625% notes due 2011.  The cost of the cash tender offer decreased second quarter 2006 income by $17.8 million before tax, or $11.6 million after tax.  In the fourth quarter of 2006, we purchased $32.0 million of our outstanding 6.850% notes due 2015 on the open market.  The cost of the debt purchase decreased fourth quarter 2006 income by $2.7 million before tax, or $1.9 million after tax.

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The scheduled remarketing of the senior note element of the units issued in May 2003 occurred in February 2006, as stipulated by the terms of the original offering, and we reset the interest rate on $575.0 million of senior notes due May 15, 2008 to 5.997%.  We purchased $400.0 million of the senior notes in the remarketing which were subsequently retired.  The associated write-off of deferred debt costs decreased first quarter of 2006 income by $5.3 million before tax, or $3.4 million after tax.  In May 2006, we settled the purchase contract element of the units by issuing 43.3 million shares of common stock.  We received proceeds of approximately $575.0 million from the transaction.

In November 2006, Tailwind Holdings issued $130.0 million of senior, secured notes in a private placement.  Interest on the notes is variable based upon LIBOR plus a margin.  None of Unum Group or any other affiliate of Tailwind Holdings is an obligor or guarantor on the notes.

Accounting Principle Changes

Effective January 1, 2006, we adopted Statement of Financial Accounting Standards No. 123 (revised 2004) (SFAS 123(R)), Share-Based Payment.  SFAS 123(R) focuses primarily on accounting for transactions in which an entity obtains employee service in exchange for share-based payments.  The adoption of SFAS 123(R) did not have a material effect on our financial position or results of operations.

Effective December 31, 2006, we adopted the provisions of Statement of Financial Accounting Standards No. 158 (SFAS 158), Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.  SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit pension and other postretirement plans as an asset or liability in its balance sheet and to recognize changes in that funded status through comprehensive income.  Also, under SFAS 158, defined benefit pension and other postretirement plan assets and obligations are to be measured as of the date of the employer’s fiscal year-end.  The adoption of SFAS 158, which resulted in an $84.1 million decrease in accumulated other comprehensive income in stockholders’ equity, had no effect on our results of operations.

15.4